EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Datascension, Inc. (the "Company") for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Kincer, President and Chief Executive Officer and Principal Accounting Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that:

	(1) The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 10, 2007             /s/ D. Scott Kincer
                                  ----------------------
                                  D. Scott Kincer
                                  President and Chief Executive Officer and
				  Principal Financial Officer